Form N-CSR Item 12(c) Exhibit
Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Short Duration Diversified Income Fund (NYSE: EVG) with important information concerning the distribution declared in May 2011. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the May distribution. It is not determinative of the tax character of the Fund’s distributions for the 2011 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: May 2011
Distribution Amount per Common Share: $0.090
The following table sets forth an estimate of the sources of the Fund’s May distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Short Duration Diversified Income Fund

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year-to-Date[1]

Net Investment Income	$0.090	100.0%	$0.710	100.0%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.000	0.0%	$0.000	0.0%
Total per common share	$0.090	100.0%	$0.710	100.0%

[1]	The Fund’s fiscal year is November 1, 2010 to October 31, 2011
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on April 30, 2011[1]	8.72%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2011[2]	5.87%
Cumulative total return at NAV for the fiscal year through April 30, 2011[3]	4.45%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of April 30, 2011[4]	3.37%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on April 30, 2011.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2011.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to April 30, 2011 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to April 30, 2011 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of April 30, 2011.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.
NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2011 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Short Duration Diversified Income Fund
May 31, 2011

Form N-CSR Item 12(c) Exhibit
Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Short Duration Diversified Income Fund (NYSE: EVG) with important information concerning the distribution declared in June 2011. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the June distribution. It is not determinative of the tax character of the Fund’s distributions for the 2011 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: June 2011
Distribution Amount per Common Share: $0.090
The following table sets forth an estimate of the sources of the Fund’s June distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Short Duration Diversified Income Fund

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year-to-Date[1]

Net Investment Income	$0.090	100.0%	$0.800	100.0%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.000	0.0%	$0.000	0.0%
Total per common share	$0.090	100.0%	$0.800	100.0%

[1]	The Fund’s fiscal year is November 1, 2010 to October 31, 2011
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on May 31, 2011[1]	8.94%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2011[2]	5.87%
Cumulative total return at NAV for the fiscal year through May 31, 2011[3]	4.93%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of May 31, 2011[4]	3.86%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on May 31, 2011.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2011.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to May 31, 2011 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to May 31, 2011 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of May 31, 2011.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.
NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2011 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Short Duration Diversified Income Fund
June 30, 2011

Form N-CSR Item 12(c) Exhibit
Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Short Duration Diversified Income Fund (NYSE: EVG) with important information concerning the distribution declared in July 2011. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the July distribution. It is not determinative of the tax character of the Fund’s distributions for the 2011 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: July 2011
Distribution Amount per Common Share: $0.090
The following table sets forth an estimate of the sources of the Fund’s July distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Short Duration Diversified Income Fund

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year-to-Date[1]

Net Investment Income	$0.090	100.0%	$0.890	100.0%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.000	0.0%	$0.000	0.0%
Total per common share	$0.090	100.0%	$0.890	100.0%

[1]	The Fund’s fiscal year is November 1, 2010 to October 31, 2011
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on June 30, 2011[1]	8.83%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2011[2]	5.94%
Cumulative total return at NAV for the fiscal year through June 30, 2011[3]	4.32%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of June 30, 2011[4]	4.40%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on June 30, 2011.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of June 30, 2011.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to June 30, 2011 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to June 30, 2011 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of June 30, 2011.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.
NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2011 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Short Duration Diversified Income Fund
July 29, 2011

Form N-CSR Item 12(c) Exhibit
Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Short Duration Diversified Income Fund (NYSE: EVG) with important information concerning the distribution declared in August 2011. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the August distribution. It is not determinative of the tax character of the Fund’s distributions for the 2011 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: August 2011
Distribution Amount per Common Share: $0.090
The following table sets forth an estimate of the sources of the Fund’s August distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Short Duration Diversified Income Fund

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year-to-Date[1]

Net Investment Income	$0.031	34.9%	$0.921	94.0%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.059	65.1%	$0.059	6.0%
Total per common share	$0.090	100.0%	$0.980	100.0%

[1]	The Fund’s fiscal year is November 1, 2010 to October 31, 2011
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on July 31, 2011[1]	8.67%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2011[2]	5.93%
Cumulative total return at NAV for the fiscal year through July 31, 2011[3]	4.99%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of July 31, 2011[4]	4.89%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on July 31, 2011.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of July 31, 2011.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to July 31, 2011 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to July 31, 2011 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of July 31, 2011.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.
NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2011 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Short Duration Diversified Income Fund
August 31, 2011

Form N-CSR Item 12(c) Exhibit
Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Short Duration Diversified Income Fund (NYSE: EVG) with important information concerning the distribution declared in September 2011. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the September distribution. It is not determinative of the tax character of the Fund’s distributions for the 2011 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: September 2011
Distribution Amount per Common Share: $0.090
The following table sets forth an estimate of the sources of the Fund’s September distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Short Duration Diversified Income Fund

			Cumulative	% of the Cumulative
	Current	% of Current	Distributions for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year-to-Date[1]

Net Investment Income	$0.000	0.0%	$0.801	74.9%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.090	100.0%	$0.269	25.1%
Total per common share	$0.090	100.0%	$1.070	100.0%

[1]	The Fund’s fiscal year is November 1, 2010 to October 31, 2011
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on August 31, 2011[1]	8.18%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2011[2]	6.05%
Cumulative total return at NAV for the fiscal year through August 31, 2011[3]	3.53%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of August 31, 2011[4]	5.49%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on August 31, 2011.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of August 31, 2011.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to August 31, 2011 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to August 31, 2011 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of August 31, 2011.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.
NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2011 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Short Duration Diversified Income Fund
September 30, 2011

Form N-CSR Item 12(c) Exhibit
Dear Eaton Vance Fund Shareholder:
This notice provides shareholders of the Eaton Vance Short Duration Diversified Income Fund (NYSE: EVG) with important information concerning the distribution declared in October 2011. You are receiving this notice as a requirement of the Fund’s managed distribution plan (Plan). The Board of Trustees approved the implementation of the Plan to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This information is sent to you for informational purposes only and is an estimate of the sources of the October distribution. It is not determinative of the tax character of the Fund’s distributions for the 2011 calendar year.
The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and the distribution may later be determined to be from other sources including realized short-term gains, long-term gains, to the extent permitted by law, and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
Distribution Period: October 2011
Distribution Amount per Common Share: $0.090
The following table sets forth an estimate of the sources of the Fund’s October distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per common share basis and as a percentage of the distribution amount.
Eaton Vance Short Duration Diversified Income Fund

			Cumulative	% of the Cumulative
	Current	% of Current	Distribution for the	Distributions for the Fiscal
Source	Distribution	Distribution	Fiscal Year-to-Date[1]	Year-to-Date[1]

Net Investment Income	$0.090	100.0%	$0.956	82.4%
Net Realized Short-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Net Realized Long-Term Capital Gains	$0.000	0.0%	$0.000	0.0%
Return of Capital or Other Capital Source(s)	$0.000	0.0%	$0.204	17.6%
Total per common share	$0.090	100.0%	$1.160	100.0%

[1]	The Fund’s fiscal year is November 1, 2010 to October 31, 2011
IMPORTANT DISCLOSURE: You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and/or tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Set forth in the table below is information relating to the Fund’s performance based on its net asset value (NAV) for certain periods.

Average annual total return at NAV for the 5-year period ended on September 30, 2011[1]	7.77%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2011[2]	6.16%
Cumulative total return at NAV for the fiscal year through September 30, 2011[3]	2.26%
Cumulative fiscal year to date distribution rate as a percentage of NAV as of September 30, 2011[4]	6.10%

[1]	Average annual total return at NAV represents the simple arithmetic average of the annual NAV total returns of the Fund for the 5-year period ended on September 30, 2011.

[2]	The annualized current distribution rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV as of September 30, 2011.

[3]	Cumulative total return at NAV is the percentage change in the Fund’s NAV for the period from the beginning of its fiscal year to September 30, 2011 including distributions paid and assuming reinvestment of those distributions.

[4]	Cumulative fiscal year distribution rate for the period from the beginning of its fiscal year to September 30, 2011 measured on the dollar value of distributions in the year-to-date period as a percentage of the Fund’s NAV as of September 30, 2011.
If you have any questions regarding this information, please contact your investment advisor or an Eaton Vance Investor Services associate at 1-800-262-1122. Our associates are available to assist you Monday-Friday 8:00 a.m. to 6:00 p.m., Eastern Time.
NOTE: This correspondence is for informational purposes only and should not be relied upon to project the tax character of actual Fund distributions for the 2011 calendar year.
NO ACTION IS REQUIRED ON YOUR PART.
Eaton Vance Short Duration Diversified Income Fund
October 31, 2011